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
                                                                 STATEMENT OF
MFS-REGISTERED TRADEMARK- VARIABLE                               ADDITIONAL
INSURANCE TRUST-SM-                                              INFORMATION

                                                                         MAY 1,
                                                                           1995
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
       1.  General Information and Definitions..................................................           2
       2.  Investment Techniques................................................................           2
       3.  Investment Restrictions..............................................................          17
       4.  Management of the Trust..............................................................          18
           Trustees.............................................................................          18
           Officers.............................................................................          18
           Investment Adviser...................................................................          19
           Investment Advisory Agreement........................................................          19
           Custodian............................................................................          19
           Shareholder Servicing Agent..........................................................          19
           Distributor..........................................................................          19
       5.  Portfolio Transactions and Brokerage Commissions.....................................          20
       6.  Tax Status...........................................................................          21
       7.  Net Income and Distributions.........................................................          21
       8.  Determination of Net Asset Value; Performance Information............................          22
       9.  Description of Shares, Voting Rights and Liabilities.................................          24
      10.  Independent Accountants and Financial Statements.....................................          24
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MFS-Registered Trademark- VARIABLE INSURANCE TRUST-SM-
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated May 1, 1995 as supplemented from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


This Statement of  Additional Information relates  to the twelve  Series of  the
Trust identified on page 2 hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts"). Participating Insurance Companies may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectus for those Participating Insurance Companies will be revised to describe only the Series offered. Therefore, while certain versions of the Trust's Prospectus will describe only certain of the Trust's Series, this Statement of Additional Information includes information on other Series which are not offered pursuant to such Prospectuses; in which case information concerning these other Series contained herein should be disregarded.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                UST-13 12/93 785

1.  GENERAL INFORMATION AND DEFINITIONS


MFS Variable Insurance Trust (the "Trust") is a professionally managed open-end management investment company (a "mutual fund") consisting of twelve separate series: MFS Emerging Growth Series (the "Emerging Growth Series"), MFS Growth Series (the "Growth Series"), MFS Research Series (the "Research Series"), MFS Growth With Income Series (the "Growth With Income Series"), MFS Total Return Series (the "Total Return Series"), MFS Utilities Series (the "Utilities Series"), MFS High Income Series (the "High Income Series"), MFS World Governments Series (the "World Governments Series"), MFS Strategic Fixed Income Series (the "Strategic Fixed Income Series"), MFS Bond Series (the "Bond Series"), MFS Limited Maturity Series (the "Limited Maturity Series") and MFS Money Market Series (the "Money Market Series") (individually or collectively hereinafter referred to as a "Series" or the "Series").


Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

2.  INVESTMENT TECHNIQUES

LENDING OF PORTFOLIO SECURITIES: Each of the Series (except the Money Market Series) may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 25% of the value of a Series' net assets.

REPURCHASE AGREEMENTS: Each of the Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. Each Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, each Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: Each of the Series (except the Research Series, the World Governments Series and the Money Market Series) may purchase securities on a "when-issued" or on a "forward delivery" basis. Although a Series is not limited as to the amount of these securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Series will not commit more than 20% of its total assets to such purchases. When a Series commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. Although no Series intends to make such purchases for speculative purposes and each Series intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Series may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: Each of the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-

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
backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Series may also be compensated by receipt of a commitment fee. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

CORPORATE ASSET-BACKED SECURITIES: Each of the Emerging Growth Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the Strategic Fixed Income Series, the High Income Series and the Utilities Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: Each of the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of principals of interest payments or principal payments.

Each of the Bond Series, the World Governments Series, the Limited Maturity Series, the High Income Series and the Utilities Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

STRIPPED MORTGAGE-BACKED SECURITIES: Each of the Bond Series, the Strategic Fixed Income Series, the World Governments Series and the High Income Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or

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"IO"  class)  while the  other  class will  receive  all of  the  principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: Each of the Emerging Growth Series, the Total Return Series, the Strategic Fixed Income Series and the High Income Series may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which a Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which a Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Series. For example, if a loan or other direct indebtedness is foreclosed, a Series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Series could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Series relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Series. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Series will include them in the investment limitations described below.

MORTGAGE PASS-THROUGH SECURITIES: Each of the Total Return Series, the Bond Series, the World Governments Series, the Limited Maturity Series and the High Income Series may invest in mortgage pass-through securities. The Utilities Series may invest in mortgage pass-through securities that are securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Series may also buy mortgage-related securities without insurance or guarantees.

INDEXED SECURITIES: Each of the Total Return Series, the High Income Series, the Bond Series, the Utilities Series and the World Governments Series may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS AND RELATED TRANSACTIONS: Each of the High Income Series, the World Governments Series, the Strategic Fixed Income Series, the Bond Series and the Limited Maturity Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Series' exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Series is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Series' investment objective and policies.

Each of the High Income Series, the World Governments Series, the Strategic Fixed Income Series, the Bond Series and the Limited Maturity Series will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, a Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Each Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: Each of the Emerging Growth Series, the Growth Series, the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Growth With Income Series and the High Income Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Series may be covered in the manner set forth below.

A call option written by a Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by a Series is "covered" if the Series maintains cash, short-term money market instruments or high-quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in cash, short-term money market instruments or high-quality debt securities in a segregated account with its custodian. Put and call options written by a Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit a Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high-quality debt securities. Such transactions permit a Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Series, provided that another option on such security is not written. If a Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Series is more than the premium paid for the original purchase. Conversely, a Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, a Series may purchase a security and then write a call option against that security. The exercise price of the call a Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; a Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Series in the same market environments that call options are used in equivalent buy-and-write transactions.

A Series may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, a Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Series may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Series may purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

In certain instances, the Emerging Growth Series and the Strategic Fixed Income Series may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike options," grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Emerging Growth Series than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: Each of the Emerging Growth Series, the Growth Series, the Total Return Series, the Growth With Income Series and the Utilities Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Series may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, short-term money market instruments or high-quality debt securities in a segregated account with its custodian. A Series may cover put options on stock indices by maintaining cash, short-term money market instruments or high-quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in cash, short-term money market instruments or high-quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, a Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Series correlate with changes in the value of the index, writing covered put options on indices will increase a Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by a Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York
Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

YIELD CURVE OPTIONS: Each of the Growth Series, the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the World Governments Series and the High Income Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specially, a Series may purchase or write such options for hedging purposes. For example, a Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Series' net liability under the two options. Therefore, a Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Series' assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit each Series' writing of over-the-counter options in accordance with the following procedure. Except as provided below, a Series intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Series has in place with such primary dealers will provide that the Series has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Series for writing the option, plus the amount, if any, of the option's intrinsic value (I.E., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Series will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Series may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

FUTURES CONTRACTS: Each of the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Limited Maturity Series, the High Income
Series and the Utilities Series may purchase and sell futures contracts ("Futures Contracts") on foreign or domestic fixed income securities or indices of such securities. Each of the Emerging Growth Series, the Growth Series, the Total Return Series and the Growth With Income Series may purchase and sell Futures Contracts on stock indexes, while the Emerging Growth Series, the Growth Series, the Total Return Series, the World Governments Series, the Growth With Income Series, the Strategic Fixed Income Series and the Utilities Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable - a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect a Series' current or intended stock investments from broad fluctuations in stock prices. For example, a Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserves could then be used to buy long-term bonds on the cash market. A Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, a Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS: Each Series that may buy or sell Futures Contracts (see "Futures Contracts" above) also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

A Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Series in cash or securities in a segregated account with its custodian. A Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Series in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY: Each of the Emerging Growth Series, the Growth Series, the Research Series, the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Growth With Income Series, the High Income Series and the Utilities Series may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes (collectively, "Forward Contracts"). Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Series intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire. A Series also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed income security denominated in a foreign currency. In addition, the Series may enter into Forward Contracts for "cross hedging" purposes (E.G., the purchase or sale of a Forward Contract on one type of currency, as a hedge against adverse fluctuations in the value of a second type of currency).

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Series do not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Series' profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Series may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, a Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

A Series entering into such transactions will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Series has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover " in connection with the purchase and sale of such contracts. In those instances in which the Series satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high-quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Series' ability to utilize Forward Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES: Each of the Emerging Growth Series, the Growth Series, the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the World Governments Series, the Growth With Income Series, the High Income Series and the Utilities Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:
OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A SERIES' PORTFOLIO. The Series' ability effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolios. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Series bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example,  if a  Series purchases  a put  option on  an index  and the  index
decreases    less   than   the    value   of   the    hedged   securities,   the

Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Series may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Series will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Series enters into transactions in options, or futures on narrowly-based indexes for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Series are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, a Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Series' portfolio. When a Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a Series' overall return may be lower than if it had not engaged in the hedging transactions.

Those Series that may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for hedging purposes may also enter into such transactions for non-hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Series to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, a Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge their portfolios, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where a Series enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Series to greater risk.

TRADING AND POSITION LIMITS. The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Series could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. A Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Series enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for BONA FIDE hedging purposes (as defined in CFTC regulations), or
(ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Series' assets. In addition, the Series must comply with the requirements of various state securities laws in connection with such transactions.

Each Series has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Series' total assets. Moreover, a Series will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When a Series purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Series custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

RISKS OF INVESTING IN LOWER RATED BONDS

Each of the Emerging Growth Series, the Growth Series, the Growth With Income Series, the Research Series, the Total Return Series, the Bond Series, the Limited Maturity Series, the Strategic Fixed Income Series, the High Income Series and the Utilities Series may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

Each of these Series (except the Limited Maturity Series) may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by the Series. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

FOREIGN SECURITIES:

The Limited Maturity Series may invest in dollar-denominated foreign debt securities. The Money Market Series may invest in the securities of foreign issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). The remaining Series may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities,in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS

Each of the Series except the Limited Maturity Series and the Money Market Series may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. A Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. A Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

PORTFOLIO TRADING

The Emerging Growth Series, the Growth Series, the Research Series, the Total Return Series, the Bond Series, the Strategic Fixed Income Series, the Growth With Income Series, the Limited Maturity Series, the High Income Series and the Utilities Series expect to have a portfolio turnover rate of up to 82%, 50%, 79%, 66%, 144%,

153%, 78%, 262%, 59%, and 115% respectively, during the current fiscal year. The World Governments Series had a portfolio turnover rate of 62% for the fiscal year ended December 31, 1994.
                              -------------------

A Series' limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  INVESTMENT RESTRICTIONS

Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a Series, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a Series, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of any of the restrictions.

The Trust, on behalf of any Series, may not:

                                  (1)
        borrow   amounts    in   excess    of   33    1/3%   of    its    assets
including   amounts  borrowed  and   then  only  as   a  temporary  measure  for
  extraordinary or emergency purposes;

                                  (2)
        underwrite securities issued by other persons except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

        purchase or sell real(3)estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

                                  (4)
        issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

                                  (5)
        make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Series' assets in repurchase agreements, shall not be considered the making of a loan; or

                                  (6)
        purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations, (ii) the High Income Series may invest up to 40% of its gross assets in each of the electric utility and telephone industries, (iii) the Money Market Series may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group when in the opinion of management yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill that Series' objective in terms of quality and marketability, (iv) the Strategic Fixed Income Series may invest up to 40% of its assets in each of the electric utility and telephone industries and (v) the Utilities Series will invest at least 25% of its gross assets in the utilities industry).

In addition, each Series has adopted the following nonfundamental policies which may be changed by the vote of the Trust's Board of Trustees without shareholder approval. The Trust, on behalf of any Series, will not:

                                  (1)
        invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Series' assets (taken at market value) (10% of assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation;

                                  (2)
        purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

                                  (3)
        purchase any securities or evidences of interest therein on margin, except that the Series may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Series may make margin deposits in connection with any type of swap, option, Futures Contracts and Forward Contracts;

                                  (4)
        sell any security which the Series does not own unless by virtue of its ownership of other securities the Series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

                                  (5)
        pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Futures Contracts and Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

                                  (6)
        purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

                                  (7)
        invest for the purpose of exercising control or management;

                                  (8)
        hold obligations issued or guaranteed by any one U.S. Governmental agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

In addition, as nonfundamental policies which may be changed by vote of the Trust's Board of Trustees: (i) each Series, to the extent that it invests in foreign securities (excluding ADRs), will be invested in a minimum of five different foreign countries at all times, provided that this minimum is reduced to four when foreign country investments comprise less than 80% of the Series' net assets, to three when less than 60% of such value, to two when less than 40% of such value, and to one when less than 20% of such value; (ii) no Series will have more than 20% of its net assets invested in securities of issuers located in any one foreign country, provided that a Series may have up to 35% of its net assets invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany; and (iii) no Series may borrow amounts in excess of 10% of its net assets when borrowing for any general purpose or in excess of 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

4.  MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN*, Chairman
Massachusetts Financial Services Company, Chairman.

NELSON J. DARLING, JR.
Director or Trustee of several corporations or trusts, including: Eastern Enterprises (diversified holding company), Trustee.
Address: 18 Tremont Street, Boston, Massachusetts

WILLIAM R. GUTOW
Private Investor; Real Estate Consultant; Capitol Entertainment (Blockbuster Video Franchise), Senior Vice President (since 1989).
Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS

W. THOMAS LONDON*, Treasurer
Massachusetts Financial Services Company, Senior Vice President and Assistant Treasurer.

STEPHEN E. CAVAN*, Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary.

JAMES R. BORDEWICK, JR.*, Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General Counsel (since September 1990); associated with a major law firm (prior to August 1990).

JAMES O. YOST*, Assistant Treasurer
Massachusetts Financial Services Company.
------------------------
*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Mr. Brodkin and each officer hold comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Brodkin and Cavan are the Chairman and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates.

As of December 31, 1994, Massachusetts Financial Service Company Inc., 500 Boylston Street, Boston, Massachusetts 02116-3740 was the owner of approximately 30% of the outstanding shares of the World Governments Series.

As of December 31, 1994, Century Life of America, on behalf of its Century Variable Annuity Account, 2000 Heritage Way, Waverly, Iowa 50677-9208 was the owner of 69% of the outstanding shares of the World Governments Series.

The Trust pays the compensation of non-interested Trustees (who will receive a fee of $217 per year per Series plus $100 per meeting and committee meeting attended per Series, together with such trustee's out-of-pocket expenses).

Set forth in Exhibit A hereto is certain information concerning the cash compensation paid to non-interested Trustees.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

INVESTMENT ADVISORY AGREEMENT

MFS manages the assets of each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Series dated as of April 14, 1994 (the "Advisory Agreement"). MFS provides the Series with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series."

For the Fund's fiscal year ended December 31, 1994, MFS received management fees for the World Governments Series under the Advisory Agreement of $7,604 and assumed $36,473 of the World Governments Series' expenses. See "Expenses" in the Prospectus.

In order to comply with the expense limitations of certain state securities commissions, MFS will reduce its management fee or otherwise reimburse a Series for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Series in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. MFS will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments, effecting its portfolio transactions and, in general, administering its affairs.

The Advisory Agreement with the Trust will remain in effect until August 1, 1995, and will continue in effect thereafter with respect to any Series only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series' shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated with respect to any Series without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement with respect to each Series provides that if MFS ceases to serve as the investment adviser to the Series, the Series will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN

Investors Bank & Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian has contracted with MFS for MFS to perform certain accounting functions related to certain transactions for which the Adviser receives remuneration on a cost basis. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee based on the net assets of each Series, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. For the fiscal year ended December 31, 1994, the World Governments Fund incurred fees of $992 under the Agency Agreement. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series.

DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").

As agent, MFD currently offers shares of each Series on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Series or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

The Distribution Agreement will remain in effect until August 1, 1995 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for a Series are made by employees of MFS, who are appointed and supervised by its senior officers. Changes in a Series' investments are reviewed by the Trust's Board of Trustees. A Series' portfolio manager may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealers through which it seeks this result. MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Series and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as fixed income securities, which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to MFS on the tender of a Series' portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Series by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, MFS may cause a Series to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series' and MFS's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Series, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to MFS. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $20,000 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between each Fund and MFS).

The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that each Series pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent a Series' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both a Series and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of MFS. Investment decisions for a Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that a Series' ability to participate in volume transactions will produce better executions for the Series.

6.  TAX STATUS

Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.

Each Series of the Trust intends to elect and qualify each year for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of each Series' gross income, the amount of each Series' distributions, and the composition and holding period of each Series' portfolio assets. Because each Series intends to distribute all of its net investment income and net realized capital and foreign currency gains to shareholders in accordance with the timing and certain other requirements imposed by the Code, it is not expected that any of the Series will be required to pay any federal income or excise taxes, although a Series which has foreign-source income may be subject to foreign withholding taxes. If any of the Series should fail to qualify as a "regulated investment company" in any year, that Series would incur a regular corporate federal income tax upon its taxable income.

Each Series intends to diversify its assets as required by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series should fail to comply with these requirements, variable annuity and variable life insurance contracts that invest in the Series would not be treated as annuity, endowment or life insurance contracts under the Code.

Distributions of net capital gains, whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Certain distributions of a Series which are declared in October, November, or December, to shareholders of record in such month and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Any investment by a Series in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts, foreign currencies, swaps and related transactions, to the extent allowed by its investment objectives, will be subject to special tax rules that may affect the amount, timing, and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (I.E., treated as if closed out) on that day, and any gain or loss associated with the positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and foreign currencies to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to a Series that invests in foreign securities. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on a Series. Investment by a Series in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Series.

Investment income received by a Series from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series' intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series effective rate of foreign tax in advance since the amount of the Series' assets to be invested within various countries is not known.

7.  NET INCOME AND DISTRIBUTIONS

MONEY MARKET SERIES: The net income attributable to the Money Market Series is determined each day during which the Exchange is open for trading. (As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day.) (For taxation information on distributions, see "Tax Status" above.)

For this purpose, the net income attributable to shares of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Money Market Series, (ii) less all actual and accrued expenses of Money Market Series determined in accordance with generally accepted accounting principles, and
(iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the Money Market Series. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (I.E., the value of the net assets of the Money Market Series divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

It is expected the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder of the Money Market Series as having contributed to its capital that number of full and fractional shares of the Money Market Series in the account of such shareholder which represents its proportion of such excess. Each shareholder the Money Market Series will be deemed to have agreed to such contribution in these circumstances by its investment in the Money Market Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

ALL OTHER SERIES: Each Series other than the Money Market Series intends to distribute to its shareholders annually dividends substantially equal to all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series' intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year. (For additional taxation information, see "Tax Status" above.)

8.  DETERMINATION OF NET ASSET VALUE;
   PERFORMANCE INFORMATION

NET ASSET VALUE

The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

MONEY MARKET SERIES: Portfolio securities of the Money Market Series are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks, and which are of high qualify as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of the Money Market Series, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action as they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

ALL OTHER SERIES: Securities, futures contracts and options in a Series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in a Series' portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in a Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

PERFORMANCE INFORMATION

MONEY MARKET SERIES: The Money Market Series will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the Money Market Series. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

Any current yield quotation of the Money Market Series which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Money Market Series so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of the Money Market Series in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Money Market Series expenses.

ALL OTHER SERIES:

TOTAL RATE OF RETURN -- Each Series, other than the Money Market Series, will calculate its total rate of return of its shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Series may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. The aggregate total rate of return for shares of the World Governments Series for the period from June 14, 1994 (commencement of investment operations) to December 31, 1994 was 0.79%. The aggregate total rate of return would have been lower had fee waivers not been in effect.

YIELD -- Any yield quotation for a Series, other than the Money Market Series, is based on the annualized net investment income per share of that Series for the 30-day period. The yield for such a Series is calculated by dividing its net investment income earned during the period by the offering price per share of that Series on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest of that Series during the period, minus accrued expenses of that Series for the period by (ii) the average number of shares of that Series entitled to receive dividends during the period multiplied by the offering price per share on the last day of the period. The yield calculation for shares of the World Governments Series for the 30-day period ended December 31, 1994 was 5.23% taking into account all fee waivers and 4.85% without any fee waivers.

From time to time each Series may, as appropriate, quote fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., Variable Annuity Research Data Service, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Series' performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

The Series may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Series may use charts and graphs to illustrate the past performance of various indices such as those mentioned above.

MFS FIRSTS: MFS has a long history of innovations.

-- 1924 -- Massachusetts Investors Trust is established as the first mutual fund in America.

-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the 1933 Act.

-- 1936 -- Massachusetts Investors Trust is the first mutual fund to let shareholders take capital gain distributions either in additional shares or in cash.

-- 1976 -- MFS-Registered Trademark- Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

-- 1981 -- MFS-Registered  Trademark- World Governments  Fund is established  as
   America's first globally diversified fixed income mutual fund.

-- 1984  -- MFS-Registered  Trademark- Municipal High  Income Fund  is the first
   mutual  fund  to  seek  high  tax-free  income  from  lower-rated   municipal
   securities.

-- 1986 -- MFS-Registered Trademark- Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS-Registered Trademark- Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

-- 1987 -- MFS-Registered Trademark- Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989 -- MFS Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

-- 1990 -- MFS-Registered Trademark- World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS-Registered Trademark- World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

-- 1993 -- MFS becomes money manager of MFS-Registered Trademark- Union Standard
   Trust,   the  first  trust  to  invest  solely  in  companies  deemed  to  be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the twelve series identified on page 2 hereof. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. The Trustees have no current intention to classify more than one class of shares. Each share of a Series represents an equal proportionate interest in the assets of the Series. Upon liquidation of a Series, shareholders of the Series are entitled to share PRO RATA in the net assets of the Series available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust of the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Trust's independent certified public accountants. The Statements of Assets and Liabilities for the MFS OTC Series (currently known as the MFS Emerging Growth Series), MFS Growth Series, MFS Research Series, MFS Growth With Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series, and MFS Money Market Series at December 31, 1994, the Notes thereto and the Independent Auditors' Report dated February 3, 1995, have been included in this Statement of Additional Information in reliance upon the report of Deloitte and Touche LLP, independent certified public accountants, as experts in accounting and auditing. With respect to the MFS World Governments Series, the Portfolio of Investments at December 31, 1994, the Statement of Assets and Liabilities at

December 31, 1994, the Statement of Operations for the period ended December 31, 1994, the Statement of Changes in Net Assets for the period ended December 31, 1994, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the MFS World Governments Series, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the World Governments Series' Annual Report accompanies this Statement of Additional Information.

                          MFS VARIABLE INSURANCE TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                                                             MFS                                          MFS
                                                                           GROWTH       MFS                   MFS      STRATEGIC
                                                     MFS         MFS        WITH       TOTAL       MFS       HIGH        FIXED
                                       MFS* OTC    GROWTH     RESEARCH     INCOME     RETURN    UTILITIES   INCOME      INCOME
                                        SERIES     SERIES      SERIES      SERIES     SERIES     SERIES     SERIES      SERIES
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
Assets:
  Cash...............................  $   2,796  $   2,796   $   2,796   $   2,796  $   2,796  $   2,796  $   2,796   $   2,796
  Deferred organization expenses.....      5,985      5,985       5,985       5,985      5,985      5,985      5,985       5,985
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
    Total assets.....................  $   8,781  $   8,781   $   8,781   $   8,781  $   8,781  $   8,781  $   8,781   $   8,781

Liabilities:
  Accrued expenses...................        181        181         181         181        181        181        181         181
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
    Net assets.......................  $   8,600  $   8,600   $   8,600   $   8,600  $   8,600  $   8,600  $   8,600   $   8,600
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
Net Asset Value, Redemption Price and
  Offering Price Per Share of
  Beneficial Interest
  (860 shares outstanding for each
  Series, except the MFS Money Market
  Series, 8,600 shares outstanding
  for the MFS Money Market Series)...  $   10.00  $   10.00  $    10.00   $   10.00  $   10.00  $   10.00  $   10.00  $    10.00
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------
                                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  -----------


                                                      MFS         MFS
                                          MFS       LIMITED      MONEY
                                         BOND      MATURITY     MARKET
                                        SERIES      SERIES      SERIES
                                       ---------  -----------  ---------
Assets:
  Cash...............................  $   2,796   $   2,796   $   2,796
  Deferred organization expenses.....      5,985       5,985       5,985
                                       ---------  -----------  ---------
    Total assets.....................  $   8,781   $   8,781   $   8,781
Liabilities:
  Accrued expenses...................        181         181         181
                                       ---------  -----------  ---------
    Net assets.......................  $   8,600   $   8,600   $   8,600
                                       ---------  -----------  ---------
                                       ---------  -----------  ---------
Net Asset Value, Redemption Price and
  Offering Price Per Share of
  Beneficial Interest
  (860 shares outstanding for each
  Series, except the MFS Money Market
  Series, 8,600 shares outstanding
  for the MFS Money Market Series)...  $   10.00  $    10.00   $    1.00
                                       ---------  -----------  ---------
                                       ---------  -----------  ---------

NOTES:

(1) The MFS Variable Insurance Trust (the "Trust") was organized on February 1, 1994 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust currently consists of twelve series of shares or funds (the "Series"): MFS OTC Series, MFS Growth Series, MFS Research Series, MFS Growth with Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS World Governments Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series and MFS Money Market Series. Each Series, except for the World Governments Series, has been inactive since that date except for matters relating to its organization and the Trust's registration as an investment company under the Investment Company Act of 1940 and the sale of 860 shares of beneficial interest (except the MFS Money Market Series) and of 8,600 shares of beneficial interest of the MFS Money Market Series (the "initial shares") to Massachusetts Financial Services Company.
(2) Organization expenses are being deferred and will be amortized over five years beginning with the commencement of investment operations. The amount paid by any Series on any redemption by Massachusetts Financial Services Company, or any current holder of any Series' initial shares, will be reduced by the pro rata portion of any unamortized organization expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.
*  (Currently known as the MFS Emerging Growth Series)

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of MFS Variable Insurance Trust and Shareholders of MFS OTC Series, MFS Growth Series, MFS Research Series, MFS Growth with Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series and MFS Money Market Series:

We have audited the accompanying statements of assets and liabilities of MFS OTC Series, MFS Growth Series, MFS Research Series, MFS Growth with Income Series, MFS Total Return Series, MFS Utilities Series, MFS High Income Series, MFS Strategic Fixed Income Series, MFS Bond Series, MFS Limited Maturity Series and MFS Money Market Series (the "Series") (each a series of the MFS Variable Insurance Trust (the "Trust")) as of December 31, 1994. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the statements of assets and liabilities provide a reasonable basis for our opinion.

In our opinion, such statements of assets and liabilities present fairly, in all material respects, the financial position of each of the Series at December 31, 1994 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 3, 1995

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, Massachusetts 02110

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730
MAILING ADDRESS
P.O. Box 1400, Boston, MA 02104-9985
INDEPENDENT ACCOUNTANTS
Deloitte & Touche, LLP
125 Summer Street, Boston, MA 02110

MFS-REGISTERED TRADEMARK- VARIABLE
INSURANCE TRUST-SM-
500 Boylston Street
Boston, MA 02116

    [LOGO]

                                                                       EXHIBIT A

TRUSTEE COMPENSATION TABLE

                                                                                       TRUSTEE FEES FROM
                                                                                          EACH SERIES
                                                                   TRUSTEE FEES FROM      OTHER THAN        TOTAL TRUSTEE
                                                                   WORLD GOVERNMENTS   WORLD GOVERNMENTS    FEES FROM THE
NAME OF TRUSTEE                                                       SERIES (1)          SERIES (1)       FUND COMPLEX (2)
-----------------------------------------------------------------  -----------------  -------------------  ----------------
William R. Gutow.................................................      $     517           $     417          $   10,618
Nelson J. Darling................................................      $     517           $     417          $   10,618

NOTES:

(1) For fiscal year ended December 31, 1994.
(2) Information provided is for calendar year ended December 31, 1994. All Trustees served as Trustees of 16 funds advised by MFS (having aggregate net assets at December 31, 1994, of approximately $143 million).